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 Exhibit 10.4

                                OPTION AGREEMENT

         AGREEMENT, dated as of October 1, 1995, between All-Comm Media Corporation, a Nevada corporation, having an address at 400 Corporate Pointe, Suite 780, Culver City, California 90230 ("All-Comm"); Joseph LaRocca, an individual ("JL"); Augustus LaRocca, an individual ("AL"); Gerald Yellin, an individual having an address at c/o Bear, Stearns & Co., Inc., 245 Park Avenue, New York, New York 10167 (individually, and as Agent (the "Agent") for JL and AL, collectively (the "Optionees")).

                              W I T N E S S E T H

         WHEREAS, All-Comm is the owner of a certain parcel of land (the "Land") in Laughlin, Nevada, as more particularly described on Exhibit A hereto and wishes to grant the Optionees an option to acquire the Land, and the Optionees wish to acquire such option, upon the terms and conditions described herein;

         WHEREAS, the Optionees have agreed to have Agent act as their agent with respect to this Agreement.

         IT IS AGREED:

         1. All-Comm represents and warrants to the Optionees that it is the sole record and beneficial owner of the Land, free and clear of any mortgage, lien, security interest, encumbrance, restriction, violation, assessment or adverse claim of any nature whatsoever (collectively "Liens") other than (i) easements, permits, liens, and other restrictions or limitations on the use of property or irregularities in title thereto, in each case which do not, individually or in the aggregate, materially detract from the value of such property or impair the use of such property by All-Comm in the operation of its business and (ii) for current taxes and other assessments or governmental charges or levies on property not yet due and delinquent (collectively "Permitted Liens"); that it has the full right and power to sell the Land to the Optionee; and that the execution, delivery and performance of this Agreement by All-Comm does not and will not conflict with, violate or result in a breach of any terms or conditions of, or constitute a default under, any contract, agreement, or other instrument or obligation or any law, regulation, ordinance, or decree to which All-Comm is a party or by which All-Comm may be bound or affected.

         2. Upon the terms and subject to the conditions set forth in this Agreement, Seller hereby grants the Optionees an option (the "Option"), exercisable from the date hereof through April 8, 1996 (the "Exercise Period"), to acquire the Land at an exercise price of $2,000,000 (the "Exercise Price") and the Optionees hereby accept the Option from All-Comm.

         In consideration for the granting of the Option, the Optionees have paid All-Comm $150,000 by check, receipt of which is hereby acknowledged. If the Option is not exercised, or terminated as provided in this Agreement, prior to the end of the Exercise Period, the Option shall be null and void and of no force or effect. In consideration for the acceptance of the Option, All-Comm will issue the Optionees a warrant (the "Warrant") to acquire 30,000 shares of common stock, par value $0.01 per share, of All-Comm ("Common Stock"), at an exercise price of $2.50 per share, which warrant shall be exercisable for a period of four years from the date hereof.

         3. During the term of the Option, All-Comm shall hold the Land free and clear of any and all Liens other than Permitted Liens and upon the exercise of the Option and payment of the Exercise Price, All-Comm shall deliver title to the Land to the Optionees free and clear of any and all Liens other than Permitted Liens.





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         4.  The Optionees represent and warrant to All-Comm that the execution, delivery and performance of this Agreement by the Optionees do not and will not conflict with, violate or result in a breach of any terms or conditions of, or constitute a default under, any contract, agreement or other instrument or obligation or any law, regulation, ordinance or decree to which any of the Optionees is a party or by which any of the Optionees may be bound or affected. The Optionees each agree that the Agent is authorized to act on behalf of each of them and that All-Comm may rely upon the instructions of the Agent without independent investigation.

         5. If All-Comm desires, during the Exercise Period, to have the right, in its sole discretion, to cancel the Option (the "Call") by paying the Optionees $150,000 (the "Call Price"), All-Comm shall pay the Optionees the sum of $15,000 (the "Call Fee"). Once the Call Fee has been paid, All-Comm may exercise the Call by delivering a notice to the Agent indicating its election to terminate the Option and shall tender payment of the Call Price to the Optionees. Upon such payment, the Option shall he null and void and of no force or effect and the Optionees shall execute an acknowledgment to such effect.

         6. If All-Comm does not exercise the Call, the Optionee may, during the last 10 days of the Exercise Period, in their sole discretion, require that All-Comm buy back the Option (the "Put") by paying the Optionee $165,000 (the "Put Price"). In such case the Agent shall deliver a notice (the "Put Notice") to All-Comm indicating the election of the Optionees to sell the Option back to All-Comm. Within twenty (20) days of the receipt of the Put Notice All-Comm shall tender payment of the Put Price to the Optionees. Upon such exercise the Option shall be null and void and of no force or effect and the Optionees shall be entitled to receive solely the buy back price described in this Section 6.

         7. In the case of the Call or the Put, the Agent shall direct All-Comm as to the distribution of any cash or shares of Common Stock to the Optionees.

         8. As security for the payment of the Put Price, All-Comm shall grant the Optionees a security interest in the Land in the form of the delivery of a mortgage in favor of the Agent (the "Mortgage") in the amount of $150,000 in recordable form which shall be delivered by All-Comm to the Optionees within twenty (20) days of the date hereof. The Agent shall only record the Mortgage in the event All-Comm shall fail to pay the Put Price within twenty-five (25) days of the receipt of the Put Notice. Upon payment of the required termination payment described in Section 5 or payment of the Put Price, the Mortgage shall be returned to All-Comm.

         9. The Optionees represent and warrant that they are familiar with the business, financial condition and future prospects of All-Comm and have been granted the opportunity to ask questions of the officers and directors of All-Comm concerning All-Comm and the terms and conditions of this Agreement and to obtain any additional information which All-Comm deemed necessary to determine the merits, risks and consequences of purchasing the Option and acquiring shares of Common Stock. All-Comm has not and shall under no circumstances be deemed to have made any representation or warranty to or for the benefit of the Optionees as to the value of the Land, the value of the shares of Common Stock, or All-Comm's business prospects. The Optionees understand that except as provided in Section 11, any shares of Common Stock issued to the Optionees shall be restricted securities within the meaning of the Securities Exchange Act of 1934, as amended.

         10. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements between the parties concerning such subject matter, and may he modified only by a written instrument duly executed by each party.

         11. On or before December 1, 1995, All-Comm shall file with the Securities and Exchange Commission a shelf registration statement promulgated under Rule 415 of the Securities Act of 1933, as amended (the "Act"), to permit the resale of all of the Registrable Securities (as defined below) by the holders thereof on the Nasdaq Stock Market or in privately negotiated transactions (the "Registration Statement"). The Company will use its best efforts to have the Registration Statement declared effective under the Act as soon as possible after the filing thereof and to keep the Shelf Registration Statement continuously effective through December 31, 1996. The Company will pay all of the expenses





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relating to the Shelf Registration Statement, other than brokerage discounts, commissions, fees or disbursements in respect of the transfer of any of the Registrable Securities by a holder thereof. The Registrable Securities shall mean the shares of Common Stock issued to the Optionees upon exercise of the Warrant (together with any and all shares of Common Stock issued with respect to such shares by way of a stock dividend or stock split or any capital stock issued with respect to such shares in connection with a combination of shares, recapitalization, merger, consolidation or reorganization).

         12. Any waiver, by either Party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. This Agreement shall be binding upon and inure to the benefit of the Optionees and their heirs and personal representatives, and shall be binding upon and inure to the benefit of All-Comm and its successors and permitted assigns.

         13. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given at the address of such party set forth at the beginning of this Agreement (or to such other address as the party shall have furnished in writing or in accordance with the provisions of this Section 13). In the case of a notice to All-Comm, a copy of such notice (which copy shall not constitute notice) shall be delivered to Camhy Karlinsky & Stein LLP, 1740 Broadway, New York, New York 10019-4315, Attn. Alan I. Annex, Esq. Notice to the estate of any of the Optionees shall be sufficient if addressed to such Optionees as provided in this Section 13. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

         14. Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or invalidity thereof, shall be settled by arbitration in accordance with the rules of the American Arbitration Association as then in effect. The arbitration shall take place in New York, New York, under the rules of The American Arbitration Association then in effect. Judgment upon the reward rendered by the arbitrators may be entered in any court having jurisdiction thereof. Expenses of the arbitration shall be shared equally by the parties.

         15. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to conflict of laws.

         IN WITNESS WHEREOF, All-Comm and the Optionees have executed this Agreement as of the day first written above.

                                       ALL-COMM MEDIA CORPORATION

                                       By:  /s/ Barry Peters
                                           --------------------------------
                                                Name:  Barry Peters
                                                Title:  Chairman and CEO

                                       /s/ Gerald Yellin
                                       -------------------------------------
                                           Gerald Yellin

                                       ___________________, individually and
                                       as agent for Joseph LaRocca and
                                       Augustus LaRocca

                                       /s/ Gerald Yellin
                                       -------------------------------------

                                       /s/ Joseph LaRocca
                                       -------------------------------------

                                       /s/ Augustus LaRocca
                                       -------------------------------------